UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 19, 2018

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2018, the Board of Directors of Invacare Corporation (the "Company") expanded the Board size to nine members and appointed Diana S. Ferguson as a director of the Company on the unanimous recommendation of the Nominating and Governance Committee. Ms. Ferguson has been appointed to serve a term expiring at the Company’s 2019 Annual Meeting of Shareholders. Ms. Ferguson has been appointed to the Audit Committee and the Nominating and Governance Committee.

Ms. Ferguson, age 55, has more than 30 years of finance experience in the manufacturing, financial and consumer industries, as well as the public-sector. She currently serves as Chief Financial Officer for Cleveland Avenue, LLC, a privately-held venture capital firm which accelerates and strategically invests in innovative restaurant, food and beverage concepts and emerging brands. In addition, since August 2013, Ms. Ferguson has served as Principal of Scarlett Investments, LLC, a firm that invests in and advises middle market businesses. Ms. Ferguson currently serves as a director of Frontier Communications Corporation (NasdaqGS: FTR), a provider of communications services, and formerly served as a director of TreeHouse Foods, Inc. (NYSE: THS), a consumer-packaged food and beverage manufacturer.

There is no arrangement or understanding between Ms. Ferguson and any other person pursuant to which Ms. Ferguson was elected as a director of the Company. Ms. Ferguson has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Ms. Ferguson will participate in the Company’s current program for the compensation of non-employee directors, which is described under the caption “Director Compensation Program” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 9, 2018. In accordance with the director compensation program, on July 19, 2018, Ms. Ferguson received a grant of 4,472 restricted stock units under the Company’s 2018 Equity Compensation Plan.

On July 19, 2018, the Company issued a press release announcing the appointment of Ms. Ferguson to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 19, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: July 19, 2018	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 19, 2018